Exhibit 99.2

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	15,780	17,176	16,506	16,294	65,756	14,984	13,988	14,520		43,492
Equity in earnings of affiliates	326	375	443	90	1,234	486	529	409		1,424
Gain (loss) on dispositions	613	35	(260)	(18)	370	940	583	118		1,641
Other income	84	82	6	102	274	60	66	42		168
Total Revenues and Other Income	16,803	17,668	16,695	16,468	67,634	16,470	15,166	15,089		46,725

Costs and Expenses
Purchased commodities	6,958	7,681	7,976	7,360	29,975	6,120	5,758	6,436		18,314
Production and operating expenses	1,579	1,595	1,767	1,801	6,742	1,638	1,883	1,711		5,232
Selling, general and administrative expenses	248	203	145	271	867	327	235	330		892
Exploration expenses	176	264	266	360	1,066	679	270	219		1,168
Depreciation, depletion and amortization	1,848	1,846	1,645	1,676	7,015	1,623	1,626	1,699		4,948
Impairments	-	-	-	321	321	214	82	-		296
Taxes other than income taxes	884	1,198	904	1,035	4,021	1,101	906	676		2,683
Accretion on discounted liabilities	105	107	107	107	426	107	105	102		314
Interest and debt expense	257	242	230	225	954	190	197	161		548
Foreign currency transaction (gains) losses	7	18	50	(53)	22	4	15	(1)		18
Total Costs and Expenses	12,062	13,154	13,090	13,103	51,409	12,003	11,077	11,333		34,413
Income from continuing operations before income taxes	4,741	4,514	3,605	3,365	16,225	4,467	4,089	3,756		12,312
Provision for income taxes	2,424	2,214	2,110	2,022	8,770	2,226	2,334	1,945		6,505
Income from continuing operations	2,317	2,300	1,495	1,343	7,455	2,241	1,755	1,811		5,807
Income from discontinued operations	725	1,119	1,136	2,067	5,047	714	534	2		1,250
Net Income	3,042	3,419	2,631	3,410	12,502	2,955	2,289	1,813		7,057
Less: net income attributable to noncontrolling interests	(14)	(17)	(15)	(20)	(66)	(18)	(22)	(15)		(55)
Net Income Attributable to ConocoPhillips	3,028	3,402	2,616	3,390	12,436	2,937	2,267	1,798		7,002

Net Income Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic
Continuing operations	1.61	1.63	1.09	1.01	5.38	1.70	1.39	1.47		4.60
Discontinued operations	0.50	0.80	0.84	1.57	3.66	0.59	0.43	-		1.00
Net Income Attributable to ConocoPhillips
Per Share of Common Stock	2.11	2.43	1.93	2.58	9.04	2.29	1.82	1.47		5.60
Diluted
Continuing operations	1.59	1.62	1.08	1.00	5.33	1.69	1.38	1.46		4.56
Discontinued operations	0.50	0.79	0.83	1.56	3.64	0.58	0.42	-		0.99
Net Income Attributable to ConocoPhillips
Per Share of Common Stock	2.09	2.41	1.91	2.56	8.97	2.27	1.80	1.46		5.55

Average Common Shares Outstanding (in thousands)
Basic	1,432,285	1,399,473	1,357,710	1,312,184	1,375,035	1,283,493	1,248,300	1,220,462		1,250,641
Diluted	1,445,477	1,412,147	1,369,562	1,322,773	1,387,100	1,293,104	1,258,189	1,229,343		1,260,212

INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAXES

Alaska	894	781	789	691	3,155	983	856	820		2,659

Lower 48 and Latin America	520	528	504	477	2,029	426	207	250		883

Canada	(23)	123	85	(139)	46	(725)	(134)	(39)		(898)

Europe	1,468	1,625	1,386	1,809	6,288	1,464	1,896	962		4,322

Asia Pacific and Middle East	1,388	1,501	944	1,147	4,980	2,204	1,090	1,105		4,399

Other International	438	252	161	(235)	616	484	553	963		2,000

LUKOIL Investment	362	-	-	-	362	-	-	-		-

Corporate and Other	(306)	(296)	(264)	(385)	(1,251)	(369)	(379)	(305)		(1,053)

Consolidated	4,741	4,514	3,605	3,365	16,225	4,467	4,089	3,756		12,312

EFFECTIVE INCOME TAX RATES FOR
CONTINUING OPERATIONS

Alaska*	36.8%	37.0%	36.3%	38.5%	37.1%	36.9%	35.7%	34.8%		35.9%

Lower 48 and Latin America	37.5%	36.0%	33.8%	38.9%	36.5%	40.2%	42.6%	26.9%		37.0%

Canada	217.5%	18.4%	14.2%	21.8%	-100.3%	24.3%	29.8%	19.2%		24.9%

Europe	68.3%	67.2%	80.7%	68.8%	70.9%	73.4%	64.7%	86.3%		72.5%

Asia Pacific and Middle East	36.9%	35.3%	48.9%	33.4%	37.9%	20.4%	27.1%	38.1%		26.5%

Other International	72.8%	68.7%	67.4%	-46.2%	115.2%	82.2%	103.4%	41.1%		68.3%

LUKOIL Investment	34.1%	0.0%	0.0%	0.0%	34.1%	0.0%	0.0%	0.0%		0.0%

Corporate and Other	2.3%	27.8%	18.4%	35.7%	22.0%	14.9%	30.2%	15.6%		20.6%

Consolidated	51.1%	49.1%	58.5%	60.1%	54.1%	49.8%	57.1%	51.8%		52.8%
* Alaska including taxes other than income taxes	60.2%	69.3%	64.4%	71.4%	66.5%	66.0%	63.9%	56.7%		62.8%

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	564	492	502	426	1,984	620	551	535		1,706

Lower 48 and Latin America*	325	337	334	292	1,288	255	119	182		556

Canada	27	101	73	(110)	91	(549)	(94)	(31)		(674)

Europe	466	533	266	565	1,830	389	669	132		1,190

Asia Pacific and Middle East	863	956	469	744	3,032	1,738	772	669		3,179

Other International	119	79	53	(345)	(94)	86	(19)	567		634

LUKOIL Investment	239	-	-	-	239	-	-	-		-

Corporate and Other	(299)	(214)	(215)	(248)	(976)	(314)	(265)	(257)		(836)

Discontinued Operations	724	1,118	1,134	2,066	5,042	712	534	1		1,247

Consolidated	3,028	3,402	2,616	3,390	12,436	2,937	2,267	1,798		7,002
* Lower 48 only:	312	301	299	270	1,182	234	104	145		483

SPECIAL ITEMS (AFTER-TAX)

Alaska	-	(54)	-	-	(54)	-	-	-		-

Lower 48 and Latin America*	151	8	(1)	(47)	111	-	-	-		-

Canada	4	19	-	(202)	(179)	(520)	-	-		(520)

Europe	-	-	(109)	-	(109)	-	255	(167)		88

Asia Pacific and Middle East	-	-	(320)	(101)	(421)	937	(17)	(133)		787

Other International	-	-	-	(395)	(395)	-	-	443		443

LUKOIL Investment	237	-	-	-	237	-	-	-		-

Corporate and Other	-	-	-	(45)	(45)	(33)	(40)	(118)		(191)

Discontinued Operations	724	1,118	1,134	2,066	5,042	712	534	1		1,247

Consolidated	1,116	1,091	704	1,276	4,187	1,096	732	26		1,854
* Lower 48 only:	151	(1)	(1)	(47)	102	-	-	-		-

ADJUSTED EARNINGS

Alaska	564	546	502	426	2,038	620	551	535		1,706

Lower 48 and Latin America*	174	329	335	339	1,177	255	119	182		556

Canada	23	82	73	92	270	(29)	(94)	(31)		(154)

Europe	466	533	375	565	1,939	389	414	299		1,102

Asia Pacific and Middle East	863	956	789	845	3,453	801	789	802		2,392

Other International	119	79	53	50	301	86	(19)	124		191

LUKOIL Investment	2	-	-	-	2	-	-	-		-

Corporate and Other	(299)	(214)	(215)	(203)	(931)	(281)	(225)	(139)		(645)

Consolidated	1,912	2,311	1,912	2,114	8,249	1,841	1,535	1,772		5,148
* Lower 48 only:	161	302	300	317	1,080	234	104	145		483

	2011					2012
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS (AFTER-TAX)

Alaska
Cancelled projects	-	(54)	-	-	(54)	-	-	-		-
Total	-	(54)	-	-	(54)	-	-	-		-

Lower 48 and Latin America
Gain (loss) on asset sales	151	8	(1)	(3)	155	-	-	-		-
Impairments	-	-	-	(44)	(44)	-	-	-		-
Total	151	8	(1)	(47)	111	-	-	-		-

Canada
Gain (loss) on asset sales	4	19	-	(12)	11	-	-	-		-
Impairments	-	-	-	(190)	(190)	(520)	-	-		(520)
Total	4	19	-	(202)	(179)	(520)	-	-		(520)

Europe
International tax law changes	-	-	(109)	-	(109)	-	-	(167)		(167)
Gain (loss) on asset sales	-	-	-	-	-	-	285	-		285
Impairments	-	-	-	-	-	-	(30)	-		(30)
Total	-	-	(109)	-	(109)	-	255	(167)		88

Asia Pacific and Middle East
Gain (loss) on asset sales	-	-	(279)	-	(279)	937	-	(133)		804
Bohai Bay incidents	-	-	(41)	(101)	(142)	-	(89)	-		(89)
Deferred tax adjustment	-	-	-	-	-	-	72	-		72
Total	-	-	(320)	(101)	(421)	937	(17)	(133)		787

Other International
Gain (loss) on asset sales	-	-	-	-	-	-	-	443		443
Impairments	-	-	-	(395)	(395)	-	-	-		-
Total	-	-	-	(395)	(395)	-	-	443		443

LUKOIL Investment
Gain (loss) on asset sales	237	-	-	-	237	-	-	-		-
Total	237	-	-	-	237	-	-	-		-

Corporate and Other
Impairments	-	-	-	(20)	(20)	-	-	-		-
Separation costs	-	-	-	(25)	(25)	(33)	(40)	(7)		(80)
Pension settlement expense	-	-	-	-	-	-	-	(82)		(82)
Premium on early debt retirement	-	-	-	-	-	-	-	(68)		(68)
Pending claims and settlements	-	-	-	-	-	-	-	39		39
Total	-	-	-	(45)	(45)	(33)	(40)	(118)		(191)

Discontinued Operations	724	1,118	1,134	2,066	5,042	712	534	1		1,247

Total Company	1,116	1,091	704	1,276	4,187	1,096	732	26		1,854

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income	3,042	3,419	2,631	3,410	12,502	2,955	2,289	1,813		7,057
Depreciation, depletion and amortization	1,848	1,846	1,645	1,676	7,015	1,623	1,626	1,699		4,948
Impairments	-	-	-	321	321	214	82	-		296
Dry hole costs and leasehold impairments	50	89	151	180	470	518	116	69		703
Accretion on discounted liabilities	105	107	107	107	426	107	105	102		314
Deferred taxes	(148)	107	271	178	408	146	301	431		878
Undistributed equity earnings	(215)	(70)	(7)	166	(126)	(73)	(178)	(150)		(401)
Gain (loss) on dispositions	(613)	(35)	260	18	(370)	(940)	(583)	(118)		(1,641)
Income from discontinued operations	(725)	(1,119)	(1,136)	(2,067)	(5,047)	(714)	(534)	(2)		(1,250)
Other	(118)	(22)	(40)	(210)	(390)	173	(273)	46		(54)
Net working capital changes	(153)	(1,042)	1,161	(698)	(732)	160	(752)	(412)		(1,004)
Net cash provided by continuing operations	3,073	3,280	5,043	3,081	14,477	4,169	2,199	3,478		9,846
Net cash provided by (used in) discontinued operations	(1,126)	2,994	570	2,731	5,169	13	151	42		206
Net Cash Provided by Operating Activities	1,947	6,274	5,613	5,812	19,646	4,182	2,350	3,520		10,052

Cash Flows from Investing Activities
Capital expenditures and investments	(2,721)	(2,669)	(3,357)	(3,497)	(12,244)	(4,041)	(3,817)	(3,479)		(11,337)
Proceeds from asset dispositions	1,757	106	91	238	2,192	1,102	464	522		2,088
Net sales (purchases) of short-term investments	(1,170)	(424)	(29)	2,023	400	92	505	-		597
Long-term advances to/collections from
related parties and other investments	54	25	34	32	145	49	25	184		258
Net cash used in continuing operations	(2,080)	(2,962)	(3,261)	(1,204)	(9,507)	(2,798)	(2,823)	(2,773)		(8,394)
Net cash provided by (used in) discontinued operations	(131)	279	16	2,328	2,492	(212)	(92)	-		(304)
Net Cash Provided by (Used in) Investing Activities	(2,211)	(2,683)	(3,245)	1,124	(7,015)	(3,010)	(2,915)	(2,773)		(8,698)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(367)	(11)	(41)	(515)	(934)	(47)	831	(1,967)		(1,183)
Special cash distribution from Phillips 66	-	-	-	-	-	-	7,818	-		7,818
Change in restricted cash	-	-	-	-	-	-	(5,000)	2,532		(2,468)
Issuance of company common stock	75	24	10	(13)	96	36	9	38		83
Repurchase of company common stock	(1,636)	(3,149)	(3,199)	(3,139)	(11,123)	(1,899)	(3,050)	(149)		(5,098)
Dividends paid on company common stock	(944)	(917)	(900)	(871)	(3,632)	(843)	(818)	(808)		(2,469)
Other	(183)	(174)	(185)	(143)	(685)	(199)	(170)	(178)		(547)
Net cash used in continuing operations	(3,055)	(4,227)	(4,315)	(4,681)	(16,278)	(2,952)	(380)	(532)		(3,864)
Net cash used in discontinued operations	(6)	(8)	(7)	(6)	(27)	(318)	(1,701)	-		(2,019)
Net Cash Used in Financing Activities	(3,061)	(4,235)	(4,322)	(4,687)	(16,305)	(3,270)	(2,081)	(532)		(5,883)

Effect of Exchange Rate Changes	43	(23)	(114)	94	-	25	(17)	9		17

Net Change in Cash and Cash Equivalents	(3,282)	(667)	(2,068)	2,343	(3,674)	(2,073)	(2,663)	224		(4,512)
Cash and cash equivalents at beginning of period	9,454	6,172	5,505	3,437	9,454	5,780	3,707	1,044		5,780
Cash and Cash Equivalents at End of Period	6,172	5,505	3,437	5,780	5,780	3,707	1,044	1,268		1,268

CAPITAL PROGRAM

Capital expenditures and investments
Alaska	195	196	194	190	775	186	202	208		596

Lower 48 and Latin America	774	761	1,247	1,100	3,882	1,267	1,288	1,339		3,894

Canada	519	209	431	602	1,761	629	428	493		1,550

Europe	405	524	611	682	2,222	622	735	738		2,095

Asia Pacific and Middle East	513	670	580	562	2,325	699	886	468		2,053

Other International	287	265	249	236	1,037	577	228	211		1,016

Corporate and Other	28	44	45	125	242	61	50	22		133
Total capital expenditures and investments	2,721	2,669	3,357	3,497	12,244	4,041	3,817	3,479		11,337

Loans and advances - Other International	(4)	7	11	(5)	9	(4)	(2)	25		19
Joint venture acquisition obligation (principal) - Canada	170	173	175	177	695	180	181	185		546
Total Capital Program	2,887	2,849	3,543	3,669	12,948	4,217	3,996	3,689		11,902

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total, including equity affiliates (MBOED)	1,702	1,640	1,538	1,597	1,619	1,637	1,542	1,525		1,569

Crude Oil (MBD)
Consolidated operations	663	620	552	586	605	616	577	553		582
Equity affiliates	53	48	41	37	45	34	31	25		30
Total	716	668	593	623	650	650	608	578		612
Over (under) lifting of crude oil (MBD)	15	8	7	2	8	(11)	29	34		17

NGL (MBD)
Consolidated operations	137	138	141	153	142	158	147	148		152
Equity affiliates	7	8	7	7	7	8	7	7		7
Total	144	146	148	160	149	166	154	155		159

Bitumen (MBD)
Consolidated operations	11	8	11	11	10	11	11	12		11
Equity affiliates	53	59	53	62	57	73	77	80		77
Total	64	67	64	73	67	84	88	92		88

Natural Gas (MMCFD)
Consolidated operations	4,162	4,031	3,918	3,985	4,024	3,917	3,662	3,750		3,776
Equity affiliates	507	521	479	462	492	505	491	449		482
Total	4,669	4,552	4,397	4,447	4,516	4,422	4,153	4,199		4,258

Industry Prices (Platt's)
Crude Oil ($/BBL)
WTI spot	93.98	102.44	89.70	94.07	95.05	102.99	93.44	92.11		96.18
WCS spot	71.47	84.88	75.38	81.64	78.34	75.99	73.62	77.25		75.62
Brent dated	104.97	117.36	113.46	109.31	111.27	118.49	108.19	109.61		112.09
JCC	81.77	96.86	110.35	113.35	100.59	111.43	116.70	121.99		116.71
Natural Gas ($/MMBTU)
Henry Hub first of month	4.11	4.32	4.20	3.54	4.04	2.72	2.21	2.80		2.58

Average Realized Prices
Crude Oil ($/BBL)
Consolidated operations	98.32	113.30	106.80	106.41	106.05	112.38	105.89	102.97		107.10
Equity affiliates	98.83	108.48	104.11	102.10	103.42	111.37	99.28	96.57		103.24
Total	98.35	112.95	106.61	106.14	105.87	112.33	105.56	102.72		106.92

NGL ($/BBL)
Consolidated operations	50.77	55.85	54.76	53.39	53.74	52.33	41.96	39.33		44.55
Equity affiliates	72.58	73.49	70.79	65.48	70.62	88.24	70.28	62.18		73.67
Total	52.27	56.88	55.61	54.03	54.71	54.11	43.55	40.39		46.02

Bitumen ($/BBL)
Consolidated operations	47.94	56.91	45.79	69.04	55.16	64.95	54.75	56.23		58.41
Equity affiliates	56.15	67.05	60.65	70.42	63.93	60.04	50.85	56.95		55.90
Total	54.77	65.74	58.14	70.20	62.56	60.66	51.38	56.86		56.23

Natural Gas ($/MCF)
Consolidated operations	5.54	5.79	5.77	5.47	5.64	5.09	4.63	4.77		4.83
Equity affiliates	2.59	3.28	2.85	2.83	2.89	2.58	2.79	2.82		2.72
Total	5.22	5.50	5.45	5.19	5.34	4.80	4.41	4.56		4.60

Exploration Expenses ($ Millions)
Dry holes	9	48	111	141	309	6	64	6		76
Leasehold impairment	41	41	40	39	161	512	52	63		627
Total noncash expenses	50	89	151	180	470	518	116	69		703
Other (G&A, G&G and lease rentals)	126	175	115	180	596	161	154	150		465
Total exploration expenses	176	264	266	360	1,066	679	270	219		1,168

U.S. exploration expenses	69	108	105	114	396	87	96	106		289
International exploration expenses	107	156	161	246	670	592	174	113		879

DD&A ($ Millions)
Alaska	136	151	134	155	576	135	133	117		385
Lower 48 and Latin America	514	531	552	560	2,157	603	625	657		1,885
Canada	380	396	381	348	1,505	324	333	355		1,012
Europe	442	400	283	317	1,442	266	246	214		726
Asia Pacific and Middle East	307	302	231	223	1,063	211	210	274		695
Other International	52	47	44	53	196	60	58	61		179
Corporate and Other	17	19	20	20	76	24	21	21		66
Total DD&A	1,848	1,846	1,645	1,676	7,015	1,623	1,626	1,699		4,948

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Consolidated operations
Alaska	198	207	187	210	200	208	190	157		185
Lower 48	83	88	95	107	94	117	115	124		119
Canada	12	11	12	12	12	13	14	14		13
Norway	125	111	108	114	114	112	103	97		104
United Kingdom	59	57	42	43	50	44	35	20		33
Europe	184	168	150	157	164	156	138	117		137
Australia/Timor-Leste	19	17	17	16	18	17	15	18		16
China	77	70	35	26	52	23	31	48		34
Indonesia	10	11	12	11	11	10	8	9		9
Vietnam	22	19	17	15	18	11	-	-		4
AP/ME	128	117	81	68	99	61	54	75		63
Algeria	13	13	13	13	13	12	11	11		12
Libya	28	-	-	4	8	35	43	41		40
Nigeria	17	16	14	15	15	14	12	14		13
Other International	58	29	27	32	36	61	66	66		65
Total consolidated operations	663	620	552	586	605	616	577	553		582
Equity affiliates	53	48	41	37	45	34	31	25		30
Total	716	668	593	623	650	650	608	578		612

NGL (MBD)
Consolidated operations
Alaska	16	16	12	17	15	18	16	10		15
Lower 48	67	72	79	79	74	84	83	87		85
Canada	25	25	25	31	26	25	22	25		24
Norway	6	6	5	5	6	5	4	3		4
United Kingdom	6	6	4	5	5	5	4	2		4
Europe	12	12	9	10	11	10	8	5		8
Australia/Timor-Leste	13	11	13	12	12	12	9	12		11
Indonesia	1	-	-	-	-	6	5	5		5
AP/ME	14	11	13	12	12	18	14	17		16
Nigeria	3	2	3	4	4	3	4	4		4
Other International	3	2	3	4	4	3	4	4		4
Total consolidated operations	137	138	141	153	142	158	147	148		152
Equity affiliates	7	8	7	7	7	8	7	7		7
Total	144	146	148	160	149	166	154	155		159

Bitumen (MBD)
Consolidated operations	11	8	11	11	10	11	11	12		11
Equity affiliates	53	59	53	62	57	73	77	80		77
Total	64	67	64	73	67	84	88	92		88

Natural Gas (MMCFD)
Consolidated operations
Alaska	67	62	56	59	61	59	56	51		55
Lower 48	1,522	1,589	1,561	1,547	1,556	1,502	1,456	1,507		1,489
Canada	944	947	929	891	928	863	864	874		867
Norway	208	130	130	185	163	195	141	127		154
United Kingdom	543	457	381	472	463	437	399	287		375
Europe	751	587	511	657	626	632	540	414		529
Australia/Timor-Leste	237	236	253	209	234	249	159	261		223
China	-	-	-	-	-	-	1	4		2
Indonesia	467	445	437	451	450	441	427	444		437
Vietnam	16	13	10	7	11	7	-	-		2
AP/ME	720	694	700	667	695	697	587	709		664
Libya	5	-	-	1	1	3	6	33		14
Nigeria	153	152	161	163	157	161	153	162		158
Other International	158	152	161	164	158	164	159	195		172
Total consolidated operations	4,162	4,031	3,918	3,985	4,024	3,917	3,662	3,750		3,776
Equity affiliates	507	521	479	462	492	505	491	449		482
Total	4,669	4,552	4,397	4,447	4,516	4,422	4,153	4,199		4,258

Total (MBOED)
Consolidated operations
Alaska	225	233	208	237	225	236	215	176		209
Lower 48	404	425	434	444	428	451	441	462		452
Canada	205	203	203	202	203	193	191	197		193
Norway	166	139	136	150	147	149	131	121		134
United Kingdom	155	139	109	127	132	122	105	70		99
Europe	321	278	245	277	279	271	236	191		233
Australia/Timor-Leste	72	67	72	63	69	70	51	73		64
China	77	70	35	26	52	23	31	49		35
Indonesia	89	85	85	86	86	90	84	88		87
Vietnam	25	21	18	16	20	12	-	-		4
AP/ME	263	243	210	191	227	195	166	210		190
Algeria	13	13	13	13	13	12	11	11		12
Libya	29	-	-	4	8	36	43	47		42
Nigeria	45	43	44	46	45	44	42	44		43
Other International	87	56	57	63	66	92	96	102		97
Total consolidated operations	1,505	1,438	1,357	1,414	1,428	1,438	1,345	1,338		1,374
Equity affiliates	197	202	181	183	191	199	197	187		195
Total	1,702	1,640	1,538	1,597	1,619	1,637	1,542	1,525		1,569

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	95.56	113.75	107.26	108.51	105.95	112.20	112.38	106.53		110.54
Lower 48	88.01	99.70	89.13	94.07	92.79	99.00	89.61	90.06		92.84
Canada	78.34	94.19	85.02	86.98	86.04	83.85	74.76	77.19		78.44
Norway	106.55	119.97	116.01	111.33	113.05	122.49	109.50	111.74		114.62
United Kingdom	99.40	112.33	112.62	108.55	108.85	116.54	111.55	104.55		110.52
Europe	105.03	117.40	115.03	110.41	111.82	121.25	109.89	109.67		113.69
Australia/Timor-Leste	102.61	115.64	108.76	105.35	108.05	113.00	103.53	105.47		107.76
China	100.54	116.85	114.31	114.74	109.98	122.02	113.71	107.68		112.44
Indonesia	96.22	108.04	104.13	101.25	102.52	109.16	96.96	91.45		99.65
Vietnam	107.37	121.92	118.29	116.23	115.50	126.02	-	-		126.02
AP/ME	101.63	116.69	112.44	110.53	109.84	117.66	109.12	105.12		110.19
Algeria	105.21	120.09	112.63	109.77	112.69	123.50	109.08	104.04		111.42
Libya	98.30	-	-	-	98.30	121.68	109.52	108.00		111.00
Nigeria	105.49	122.38	116.43	113.49	114.02	122.20	108.80	110.98		114.53
Other International	102.53	121.24	114.84	111.58	111.17	122.24	109.33	107.68		111.76
Total consolidated operations	98.32	113.30	106.80	106.41	106.05	112.38	105.89	102.97		107.10
Equity affiliates	98.83	108.48	104.11	102.10	103.42	111.37	99.28	96.57		103.24
Total	98.35	112.95	106.61	106.14	105.87	112.33	105.56	102.72		106.92

NGL ($/BBL)
Consolidated operations
Lower 48	45.94	51.45	52.25	51.81	50.55	44.90	34.62	31.40		36.89
Canada	54.26	60.23	58.90	54.48	56.84	54.13	48.66	45.31		49.43
Norway	54.05	58.91	56.85	57.89	57.20	57.56	53.57	55.56		55.32
United Kingdom	63.44	61.31	59.99	60.16	61.42	61.10	56.38	59.72		58.84
Europe	59.68	60.04	58.05	58.88	59.19	59.29	54.81	57.62		56.97
Australia/Timor-Leste	73.42	78.23	71.77	68.27	72.97	88.97	70.98	74.68		78.56
Indonesia	66.26	-	-	-	66.26	90.85	72.30	63.40		75.51
AP/ME	73.02	78.23	71.77	68.27	72.87	89.56	71.39	71.06		77.60
Nigeria	13.82	12.88	12.60	14.84	13.63	11.97	15.34	14.26		13.99
Other International	13.82	12.88	12.60	14.84	13.63	11.97	15.34	14.26		13.99
Total consolidated operations	50.77	55.85	54.76	53.39	53.74	52.33	41.96	39.33		44.55
Equity affiliates	72.58	73.49	70.79	65.48	70.62	88.24	70.28	62.18		73.67
Total	52.27	56.88	55.61	54.03	54.71	54.11	43.55	40.39		46.02

Bitumen ($/BBL)
Consolidated operations	47.94	56.91	45.79	69.04	55.16	64.95	54.75	56.23		58.41
Equity affiliates	56.15	67.05	60.65	70.42	63.93	60.04	50.85	56.95		55.90
Total	54.77	65.74	58.14	70.20	62.56	60.66	51.38	56.86		56.23

Natural Gas ($/MCF)
Consolidated operations
Alaska	3.93	4.66	5.04	4.69	4.56	4.68	3.93	3.97		4.21
Lower 48	4.11	4.22	4.15	3.48	3.99	2.65	2.10	2.64		2.47
Canada	3.59	3.74	3.56	2.93	3.46	1.98	1.61	2.05		1.88
Norway	9.61	10.57	9.89	10.09	10.00	10.40	9.58	8.47		9.59
United Kingdom	8.18	9.25	8.78	9.80	8.99	9.80	9.49	9.06		9.50
Europe	8.59	9.57	9.08	9.88	9.26	9.98	9.52	8.87		9.53
Australia/Timor-Leste*	0.81	0.90	1.16	1.12	1.00	1.10	1.10	1.18		1.13
China	-	-	-	-	-	-	2.46	2.44		2.45
Indonesia	9.43	10.98	10.18	10.01	10.14	10.37	12.85	9.94		11.03
Vietnam	1.16	1.11	1.07	1.19	1.13	1.15	-	-		1.15
AP/ME	8.82	9.80	10.68	9.99	9.82	10.40	11.47	10.64		10.80
Libya	0.09	-	-	-	0.09	0.09	0.09	6.77		5.82
Nigeria	2.15	2.10	2.36	2.36	2.25	2.53	2.51	2.84		2.63
Other International	2.11	2.10	2.36	2.36	2.24	2.52	2.45	3.44		2.84
Total consolidated operations	5.54	5.79	5.77	5.47	5.64	5.09	4.63	4.77		4.83
Equity affiliates	2.59	3.28	2.85	2.83	2.89	2.58	2.79	2.82		2.72
Total	5.22	5.50	5.45	5.19	5.34	4.80	4.41	4.56		4.60
*Excludes transfers to Darwin LNG plant.

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(299)	(214)	(215)	(248)	(976)	(314)	(265)	(257)		(836)

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(189)	(175)	(174)	(172)	(710)	(161)	(128)	(214)		(503)
Corporate G&A expenses	(61)	(43)	(33)	(53)	(190)	(74)	(44)	(128)		(246)
Technology*	2	(3)	44	(28)	15	(18)	(22)	46		6
Separation costs	-	-	-	(25)	(25)	(33)	(40)	(7)		(80)
Other	(51)	7	(52)	30	(66)	(28)	(31)	46		(13)
Total	(299)	(214)	(215)	(248)	(976)	(314)	(265)	(257)		(836)
* Includes investment in new technologies or businesses outside of our normal scope of operations and is net of licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(337)	(326)	(325)	(332)	(1,320)	(309)	(315)	(294)		(918)
Capitalized interest	112	115	125	136	488	146	145	157		448
Interest revenue	36	23	16	19	94	11	18	7		36
Premium on early debt retirement	-	-	-	-	-	-	-	(79)		(79)
Total	(189)	(188)	(184)	(177)	(738)	(152)	(152)	(209)		(513)

Debt
Total debt ($ Millions)	23,210	23,196	23,150	22,623	22,623	28,360	23,008	21,117		21,117
Debt-to-capital ratio (%)	25%	25%	26%	26%	26%	30%	33%	31%		31%

Equity ($ Millions)	70,536	70,593	66,340	65,749	65,749	67,057	46,443	47,877		47,877

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
FX	Foreign Currency
G&G	Geological and Geophysical
G&A	General and Administrative
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
R&D	Research and Development
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMCFD	Millions of Cubic Feet per Day